                                                                   EXHIBIT 10.79

                       COMMERCIAL PAPER DEALER AGREEMENT
                                 4(2) PROGRAM


                                    between


                      AGL CAPITAL CORPORATION, as Issuer

                       AGL RESOURCES INC., as Guarantor

                                      and

                                                , as Dealer
          --------------------------------------


          Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of September 25, 2000 between the Issuer and The Bank of New York, as Issuing and Paying Agent



                                  Dated As of

                              September 25, 2000

                       COMMERCIAL PAPER DEALER AGREEMENT
                                 4(2) Program



     This agreement ("Agreement") sets forth the understandings between the Issuer, the Guarantor and the Dealer in connection with the issuance and sale by the Issuer of its short-term promissory notes through the Dealer (the "Notes").

     The Guarantor has agreed unconditionally and irrevocably to guarantee payment in full of the principal and interest (if any) on all such Notes of the Issuer, pursuant to a guarantee, dated the date hereof, in the form of Exhibit C hereto (the "Guarantee").

     Certain terms used in this Agreement are defined in Section 6 hereof.

     The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.  Offers, Sales and Resales of Notes
            ----------------------------------

     1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

     1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to
Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.

     1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer, shall have a maturity not exceeding 270 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic "rollover."

     1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement.

     1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note. If such failure occurred for any reason other than default by the Dealer, the Issuer shall reimburse the Dealer on an equitable basis for the Dealer's loss of the use of such funds for the period such funds were credited to the Issuer's account.

     1.6 All offers and sales of the Notes by the Issuer shall be effected pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

            (a) Offers and sales of the Notes shall be made only to investors reasonably believed by the Dealer to be: (i) Institutional Accredited Investors or Sophisticated Individual Accredited Investors, (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is an Institutional Accredited Investor or Sophisticated Individual Accredited Investor, and (iii) Qualified Institutional Buyers.

            (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legends described in clause (e) below.

            (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

            (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

            (e) Offers and sales of the Notes by the Issuer through the Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.

            (f) Dealer shall furnish or shall have furnished to each purchaser of Notes being sold to an ultimate purchaser for the first time a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

            (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

            (h) In the event that any Note offered or to be offered by Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

     1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:

            (a) Issuer hereby confirms to the Dealer that (except as permitted by Section 1.6(i)) within the preceding six months neither the Issuer nor any person other than the Dealer or the other dealers referred to in
     Section 1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Dealer or the other dealers referred to in Section 1.2 hereof. The Issuer also agrees that, as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof) will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Dealer or the dealers referred to in Section 1.2 hereof, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties.

            (b) The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.

Section 2.  Representations and Warranties of Issuer and the Guarantor
            ----------------------------------------------------------

The Issuer, with respect to Sections 2.1 through 2.10, and the Guarantor, with respect to Sections 2.11 through 2.18, represents and warrants that:

     2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

     2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     2.3 The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     2.4 The offer and sale of Notes in the manner contemplated hereby in accordance with the Private Placement Memorandum and the Issuing and Paying Agency Agreement do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

     2.5  The Notes will rank at least pari passu with all other unsecured and
                                       ----------
unsubordinated indebtedness of the Issuer.

     2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required under Regulation D of the Securities Act or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

     2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or an event of default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or event of default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which might result in a material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.9 The Issuer is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.10 Neither the Private Placement Memorandum nor the Company Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.11 The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Guarantee, this Agreement and the Issuing and Paying Agency Agreement.

     2.12 This Agreement, the Issuing and Paying Agency Agreement and the Guarantee have been duly authorized, executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as enforceability of the indemnification provisions of this Agreement may be limited by federal securities laws.

     2.13 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Guarantee or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

     2.14 Neither the execution and delivery by the Guarantor of this Agreement, the Issuing and Paying Agency Agreement and the Guarantee, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Guarantor, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Guarantor, or (ii) violate or result in a breach or an event of default under any of the terms of the Guarantor's charter documents or by-laws, any contract or instrument to which the Guarantor is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Guarantor is subject or by which it or its property is bound, which breach or event of default might have a material adverse effect on the condition (financial or otherwise), operations or business prospects of the Guarantor or the ability of the Guarantor to perform its obligations under this Agreement, the Guarantee or the Issuing and Paying Agency Agreement.

     2.15 Except as disclosed in the Private Placement Memorandum, there is no litigation or governmental proceeding pending, or to the knowledge of the Guarantor threatened, against or affecting the Guarantor or any of its subsidiaries which might result in a material adverse change in the condition (financial or otherwise), operations or business prospects of the Guarantor or the ability of the Guarantor to perform its obligations under this Agreement, the Guarantee or the Issuing and Paying Agency Agreement.

     2.16 The Guarantor is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.17 Neither the Private Placement Memorandum nor the Guarantor Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     2.18 The Guarantee does not require registration under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof.

     2.19 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by each of the Issuer and the Guarantor (as to itself) to the Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer and the Guarantor set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the condition (financial or otherwise), operations or business prospects of the Issuer or the Guarantor which has not been disclosed to the Dealer in writing.

Section 3.  Covenants and Agreements of Issuer and Guarantor
            ------------------------------------------------

The Issuer and the Guarantor each covenants and agrees, as applicable, that:

     3.1 Each of the Issuer and the Guarantor will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

     3.2 Each of the Issuer and the Guarantor shall, whenever there shall occur any change in the Issuer's or the Guarantor's condition (financial or otherwise), operations or business prospects or any development or occurrence in relation to the Issuer or the Guarantor that would be material to holders of the Notes or potential holder of the Notes (including any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's or Guarantor's securities by any nationally recognized statistical rating organization which has published a rating of the Notes), promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such change, development, or occurrence.

     3.3 Each of the Issuer and the Guarantor shall from time to time furnish to the Dealer such information as the Dealer may reasonably request, including, without limitation, any press releases or material provided by the Issuer or the Guarantor to any national securities exchange or rating agency, regarding (i) the Issuer's and the Guarantor's operations and financial condition, (ii) the due authorization and execution of the Notes, and (iii) the Issuer's ability to pay the Notes as they mature or the Guarantor's ability to make payments under the Guarantee.

     3.4 Each of the Issuer and the Guarantor will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the
                                                           --------
Issuer and the Guarantor shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     3.5 Each of the Issuer and the Guarantor will not be in default of any of its obligations hereunder, under the Notes, under the Guarantee or under the Issuing and Paying Agency Agreement, at any time that any of the Notes are outstanding.

     3.6 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, satisfactory in form and substance to the Dealer, (b) an opinion of counsel to the Guarantor, addressed to the Dealer, satisfactory in form and substance to the Dealer, (c) a copy of the executed Guarantee, (d) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (e) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (f) a copy of resolutions adopted by the Board of Directors of the Guarantor, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Guarantor authorizing the execution and delivery by the Guarantor of this Agreement, the Guarantee and the Issuing and Paying Agency Agreement and consummation by the Guarantor of the transactions contemplated hereby and thereby, (f) a copy of resolutions adopted by the Board of Directors of the Guarantor, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Guarantor authorizing the execution and delivery by the Guarantor of this Agreement, the Guarantee and the Issuing and Paying Agency Agreement and consummation by the Guarantor of the transactions contemplated hereby and thereby, (g) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and (h) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

     3.7 The Issuer and the Guarantor, jointly and severally, agree to reimburse the Dealer for all of the Dealer's out-of-pocket expenses related to this Agreement, including expenses incurred in connection with its preparation and negotiation, and the transactions contemplated hereby (including, but not limited to, the printing and distribution of the Private Placement Memorandum), and, if applicable, for the reasonable fees and out-of-pocket expenses of the Dealer's counsel.

Section 4.  Disclosure
            ----------

     4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer and the Guarantor. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer and the Guarantor concerning the offering of Notes and to obtain relevant additional information which the Issuer or the Guarantor possesses or can acquire without unreasonable effort or expense.

     4.2 The Issuer and the Guarantor each agrees promptly to furnish the Dealer the Company Information as it becomes available.

     4.3 (a) Each of the Issuer and the Guarantor further agrees to notify the Dealer promptly upon the occurrence of any event relating to or affecting it that would cause the Private Placement Memorandum then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

            (b) In the event that the Issuer or the Guarantor gives the Dealer notice pursuant to Section 4.3(a) and the Dealer notifies the Issuer or the Guarantor that it then has Notes it is holding in inventory, the Issuer and the Guarantor each agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer and the Guarantor shall make such supplement or amendment available to the Dealer.

            (c) In the event that (i) the Issuer or the Guarantor gives the Dealer notice pursuant to Section 4.3(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer and the Guarantor chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer or the Guarantor has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer.

     4.4 The Issuer agrees that it shall not have outstanding at any time Notes issued in an aggregate amount in excess of the authorized amount of the Guarantee.

Section 5.  Indemnification and Contribution
            --------------------------------

     5.1 The Issuer and the Guarantor, jointly and severally will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, any affiliate of the Dealer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the "Indemnitees") against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information, the Guarantor Information or any information provided by the Issuer or the Guarantor to the Dealer included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) arising out of or based upon the breach by the Issuer or the Guarantor of any agreement, covenant or representation made in or pursuant to this Agreement. This indemnification shall not apply to the extent that the Claim arises out of or is based upon Dealer Information.

     5.2    Provisions relating to claims made for indemnification under this
Section 5 are set forth on Exhibit B to this Agreement.

     5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this Section 5, the Issuer and the Guarantor, jointly and severally shall contribute to the aggregate costs incurred by the Dealer in connection with any Claim in the proportion of the respective economic interests of the Issuer and the Guarantor, on the one hand, and the Dealer, on the other hand; provided, however, that such contribution by
                                   --------
the Issuer and the Guarantor shall be in an amount such that the aggregate costs incurred by the Dealer do not exceed the aggregate of the commissions and fees earned by the Dealer hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder.

Section 6.  Definitions
            -----------

     6.1    "Claim" shall have the meaning set forth in Section 5.1.

     6.2 "Company Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iv) any other information or disclosure prepared pursuant to Section 4.3 hereof and (v) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

     6.3 "Dealer Information" shall mean material concerning the Dealer and provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.

     6.4    "DTC" shall mean The Depository Trust Company.

     6.5 "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     6.6 "Guarantor Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Guarantor's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, (ii) the Guarantor's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iii) any other information or disclosure prepared pursuant to Section 4.3 hereof and (iv) any information prepared or approved by the Guarantor for dissemination to investors or potential investors in the Notes.

     6.7    "Indemnitee" shall have the meaning set forth in Section 5.1.

     6.8 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

     6.9 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

     6.10 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement.

     6.11 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.

     6.12 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

     6.13 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

     6.14   "Rule 144A" shall mean Rule 144A under the Securities Act.

     6.15   "SEC" shall mean the U.S. Securities and Exchange Commission.

     6.16 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

     6.17 "Sophisticated Individual Accredited Investor" shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with the Dealer, is reasonably believed by the Dealer to be a sophisticated investor (i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and (ii) having a net worth of at least $5 million.

Section 7.  General
            -------

     7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

     7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

     7.3 Each of the Issuer, the Guarantor and the Dealer agrees that any suit, action or proceeding brought by any of them against another in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER, THE ISSUER AND THE GUARANTOR WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     7.4 This Agreement may be terminated, at any time, by the Issuer or the Guarantor, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer or the Guarantor. Any such termination, however, shall not affect the obligations of the Issuer or the Guarantor under Sections 3.7, 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

     7.5 This Agreement is not assignable by any party hereto without the written consent of the other parties, which consent shall not be unreasonably withheld.

     7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                         AGL CAPITAL CORPORATION, as Issuer

                         By:_____________________________
                         Name:
                         Title:


                         AGL RESOURCES INC., as Guarantor

                         By:_____________________________
                         Name:
                         Title:


                         ________________________________, as Dealer

                         By:_____________________________
                         Name:
                         Title:

                                   ADDENDUM

1. The other dealers referred to in clause (b) of Section 1.2 of the Agreement are SunTrust Equitable Securities and Wachovia Securities, Inc..

2.  The addresses of the respective parties for purposes of notices under
Section 7.1 are as follows:

    For the Issuer:   AGL Capital Corporation


          Address:                 Location 1080
                                   P.O. Box 4569
                                   Atlanta, GA 30302-4569


          Attention:               Charles C. Moore, Jr.
          Telephone number:        (404) 584-3580
          Fax number:              (404) 584-3589

     For the Guarantor:            AGL Resources Inc.

          Address:                 Location 1080
                                   P.O. Box 4569
                                   Atlanta, GA 30302-4569

          Attention:               Charles C. Moore, Jr.
          Telephone number:        (404) 584-3580
          Fax number:              (404) 584-3589

     For the Dealer:

          Address: World Financial Center - North Tower 250 Vesey Street - 10th Floor
                                   New York, New York 10281-1310

          Attention:               Product Management - CP
          Telephone number:        (212) 449-7476
          Fax number:              (212) 449-2234

                                                                       EXHIBIT A


                              FORM OF LEGEND FOR
                    PRIVATE PLACEMENT MEMORANDUM AND NOTES


       THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND WHICH, IN THE CASE OF AN INDIVIDUAL, (i) POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES AND (ii) HAS A NET WORTH OF AT LEAST $5 MILLION (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR", RESPECTIVELY) AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (i) TO THE ISSUER OR TO MERRILL LYNCH MONEY MARKETS, INC. , SUNTRUST EQUITABLE SECURITIES, WACHOVIA SECURITIES, INC. OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (ii) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR OR A QIB BY A PLACEMENT AGENT, OR (iii) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

                                                                       EXHIBIT B



                          FURTHER PROVISIONS RELATING
                              TO INDEMNIFICATION


          (a) The Issuer and the Guarantor, jointly and severally agree to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of internal and external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under Section 5 of the Agreement (whether or not it is a party to any such proceedings).

          (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim, such Indemnitee will, if a claim in respect thereof is to be made against the Issuer or the Guarantor, notify the Issuer and the Guarantor in writing of the existence thereof; provided that (i) the omission so to notify either or both the Issuer or the Guarantor will not relieve either of them from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and such failure results in the forfeiture by each of them of substantial rights and defenses, and (ii) the omission so to notify the Issuer or the Guarantor will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Issuer and the Guarantor of the existence thereof, the Issuer and the Guarantor will be entitled to participate therein, and to the extent that either or both of them may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Issuer or the Guarantor and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Issuer or the Guarantor, neither the Issuer nor the Guarantor shall have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Issuer or the Guarantor to such Indemnitee of the election of the Issuer or the Guarantor so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Issuer and the Guarantor will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless
(i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Issuer and the Guarantor shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), approved by the Dealer, representing the Indemnitee who is party to such Claim), (ii) the Issuer or the Guarantor shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Issuer or the Guarantor has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Issuer and the Guarantor hereunder shall be in addition to any other liability the Issuer and the Guarantor may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Issuer, the Guarantor and any Indemnitee. Each of the Issuer and the Guarantor agrees that without the Dealer's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement (whether or not the Dealer or any other Indemnitee is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such Claim.